Ex. 99.24

U.S Department of Justice

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204

317 / 226-6101
Fax 317 / 226-6356

Office of the United States Trustee - Region 10
Indianapolis, Indiana

Monthly Report
for
Debtors-In-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of the month following the end of the calendar month covered by this report.

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered)

For the month ended: October 31, 2006

Case Number: 03-17287-AJM-11 through 03-17292-AJM-11

Date Bankruptcy filed: September 16, 2003

Required Documents	ATTACHED	Previously SUBMITTED
1. Monthly Income Statement (P&L1)	X	
2. Monthly Cash Flow Report (CF1; 3 pages)	X	
3. Statement of Operations (Oprept)	X	
4. Other reports/documents as required by the U.S. Trustee	N/A	

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By: Horace Ward

Dated: November 10, 2006

Title: Bankruptcy Administrative Officer of the Debtors and Disbursing Agent under the Debtors' Plan of Liquidation

Debtor's telephone number: 205-422-9726

Reports Prepared by: Horace Ward (signature), (Name)

Bankruptcy Administrative Officer of the Debtors and Disbursing Agent under the Debtors' Plan of Liquidation
(Title)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY INCOME STATEMENT

As of October 31, 2006

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

	Current Month	Year-to-Date
INCOME		
Gross receipts or sales	-	-
Less: Returns or allowances	-	-
Cost of Goods		
Beginning inventory	-	
Purchases	-	
Other costs (factory labor and overhead)	-	
Less: Ending inventory	-	
Cost of goods sold	-	-
Gross profit	-	-
Interest	2,226	27,701
Rents	-	-
Gain (loss) from sale of property	-	-
Other income	1,593	84,513
Total income	3,819	112,214
GENERAL AND ADMINISTRATIVE EXPENSES		
Compensation of officers	-	-
Salaries and wages	11,000	110,000
Repairs and maintenance (warranty expense)	-	-
Factory equipment rental	-	-
Supplies	24	837
Bad debts	-	-
Bank fees	938	8,787
Payroll taxes	842	9,135
Other taxes (Delaware franchise)	-	791
Interest expense	-	-
Stockholder services	1,762	19,142
Insurance	-	2,170
Travel and entertainment	98	2,191
Utilities and telephone	343	3,489
Professional and legal	5,682	104,126
Other expenses (Record storage rental)	-	1,344
Other expenses (Condominium rental)	-	782
Other expenses (UAW employee claim payments)	-	2,925
Other expenses (Unsecured claim payments)	-	488
Other expenses (Collection agcy, payroll serv.)	137	1,907
Total expenses	20,826	268,114
Net profit (loss)	(17,007)	(155,900)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY INCOME STATEMENT

As of October 31, 2006

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

	Current Month	Year-to-Date
INCOME		
Gross receipts or sales	-	-
Less: Returns or allowances	-	-
Cost of Goods		
Beginning inventory	-	
Purchases	-	
Other costs (factory labor and overhead)	-	
Less: Ending inventory	-	
Cost of goods sold	-	-
Gross profit	-	-
Interest	2,226	27,701
Rents	-	-
Gain (loss) from sale of property	-	-
Other income	1,593	84,513
Total income	3,819	112,214
GENERAL AND ADMINISTRATIVE EXPENSES		
Compensation of officers	-	-
Salaries and wages	11,000	110,000
Repairs and maintenance (warranty expense)	-	-
Factory equipment rental	-	-
Supplies	24	837
Bad debts	-	-
Bank fees	938	8,787
Payroll taxes	842	9,135
Other taxes (Delaware franchise)	-	791
Interest expense	-	-
Stockholder services	1,762	19,142
Insurance	-	2,170
Travel and entertainment	98	2,191
Utilities and telephone	343	3,489
Professional and legal	5,682	104,126
Other expenses (Record storage rental)	-	1,344
Other expenses (Condominium rental)	-	782
Other expenses (UAW employee claim payments)	-	2,925
Other expenses (Unsecured claim payments)	-	488
Other expenses (Collection agcy, payroll serv.)	137	1,907
Total expenses	20,826	268,114
Net profit (loss)	(17,007)	(155,900)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

For the month ended October 31, 2006

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

Reconciled bank balance and cash on hand from last month (if this is the first report, insert the cash balance as of the petition date)		505,470
CASH RECEIPTS		
From cash sales/receipts	-	
From collection of pre-petition accounts receivable	9,242	
From collection of post-petition accounts receivable	-	
From loans	-	
From contributions to capital or from gifts	-	
Other receipts (Receipt on note receivable)	-	
Other receipts (Prior claim payment refunded or voided)	-	
Other receipts (Receipt customer bankruptcy distribution)	-	
Other receipts (Interest earned)	2,226	
Other receipts (Miscellaneous income)	1,594	
TOTAL RECEIPTS (Do not include beginning bank balance)		13,062
CASH DISBURSEMENTS		
Inventory purchases	-	
* Net payments to officers/owners	-	
* Net payments to other employees	8,053	
Rent payments	-	
Lease payments	-	
Adequate protection payments	-	
Insurance	-	
Utilities/telephone	343	
** Tax payments	3,789	
Supplies	24	
Outside labor	-	
Travel/entertainment	98	
*** Payments to attorneys	5,682	
*** Payments to accountants	-	
*** Payments to other professionals	-	
U.S. Trustee quarterly fee	-	
Other expenses (Stockholder services)	1,762	
Other expenses (Bank fees)	938	
Other expenses (Collection agency, payroll service)	137	
TOTAL DISBURSEMENTS		20,826
NET CASH FLOW (Total receipts minus total disbursements)		(7,764)
Bank balance and cash on hand at the end of the month (beginning balance + cash receipts - cash disbursements)		497,706

* This figure is the actual cash paid. i.e. gross payroll less taxes withheld

** This figure come from page 2 of this form

*** Attach a copy of the court order authorizing such payments

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

For the month ended October 31, 2006

STATUS OF TAXES

	BEGINNING *TAX LIABILITY	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL				
** Withholding	$ -	$ 1,628	$ 1,628	$ -
** FICA - employee	-	842	842	-
** FICA - employer	-	842	842	-
Unemployment	-	-	-	-
Income	-	-	-	-
Other - list	-	-	-	-
a. Subtotal	$ -	$ 3,312	$ 3,312	$ -
STATE AND LOCAL				
Withholding	$ -	$ 477	$ 477	$ -
Sales	-	-	-	-
Excise	-	-	-	-
Unemployment	-	-	-	-
Other	-	-	-	-
Real property	-	-	-	-
Personal property	-	-	-	-
Other - list	-	-	-	-
b. Subtotal	$ -	$ 477	$ 477	$ -

TOTAL TAXES PAID - from a. and b. above $ 3,789
(this sum is to be listed on page 1, as tax payments)

Explain the reason for any past due post-petition taxes: ____________________

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, this should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payments or deposits.

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT - SUPPLEMENTAL

For the month ended October 31, 2006

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

CASH DISBURSEMENTS - SUPPLEMENTAL

Case No.	Debtor Name	Cash Disbursements	
03-17287-AJM-11	ROHN Industries, Inc.	$	20,826
03-17288-AJM-11	ROHN Construction, Inc.		-
03-17289-AJM-11	ROHN Enclosures, Inc.		-
03-17290-AJM-11	ROHN, Inc.		-
03-17291-AJM-11	ROHN Installation Services, Inc.		-
03-17292-AJM-11	ROHN Products, Inc.		-
	Total Disbursements	$	20,826

Cash disbursements are consolidated under ROHN Industries, Inc. case no. 03-17287-AJM-11

OFFICE OF THE U.S. TRUSTEE - REGION 10

AGING SCHEDULES FOR RECEIVABLES & PAYABLE

For the month ended October 31, 2006

ACCOUNTS RECEIVABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days	
Pre-petition	$ -	$ -	$ -	$ 1,793,759	
Post-petition	-	-	-	474,309	
Totals	$ -	$ -	$ -	$ 2,268,068	$ 2,268,068 (grand total)

ACCOUNTS PAYABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days	
Post-petition only	$ -	$ -	$ -	$ -	$ - (grand total)

NOTES OR LEASES PAYABLE OR ADEQUATE PROTECTION AGREEMENTS (Post-petition only)	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days
List Creditor/Lessor				

POST PETITION BANK

Bank Name	Account Type	Account Number	Beginning Balance	Ending Balance
LaSalle National Bank	Control Disbursement	5590017173	$ (175,365)	$ (163,129)
	Mexico funds (restricted - Mexico use)	5590017173	$ 81,835	$ 81,835
	Deposits received (on utility billings)	5590017173	$ -	$ -
	Lockbox	5800127531	$ -	$ -
	CD Investments (short - term)	Various	$ 580,000	$ 560,000
Regions (Union Planters) Bank	Unclaimed Distribution Reserve	169404	$ 19,000	$ 19,000
	CD Investments (short - term)	Various	$ -	$ -
	Disputed tax claims reserve		$ -	$ -
	Disputed general unsecured claims reserve		$ -	$ -
	Disputed administrative claims reserve		$ -	$ -
			$ 505,470	$ 497,706

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204

317 / 226-6101
Fax 317 / 226-6356

Office of the United States Trustee - Region 10
Indianapolis, Indiana

Statement of Operations
For the Month ended October 31, 2006

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number: 03-172887-AJM-11 through 03-17292-AJM-11

1. **What efforts have been made toward the presentation of a plan to creditor?**

   On November 23, 2004, the United States Bankruptcy Court for the Southern District of Indiana entered an Order *Under 11 U.S.C. §§ 1129(a) and (b) and Fed.R.Bankr.P. 3020 Confirming Debtors' Plan of Liquidation, as Immaterially Modified and Substantively Consolidating the Debtors' Estates.* Pursuant to this Order, the Plan of Liquidation proposed by the Debtors has been approved and the Debtors' estates have been substantively consolidated. On December 28, 2004, the Effective Date of the Debtors' Plan of Liquidation occurred.

2. **Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?**

   ____ NO

   _X_ YES - If yes, then identify to whom the payment was made, the date paid and the amount(s). (detail regarding these payments is set forth in the prior Monthly Operating Reports filed in the Debtors' cases)

3. **Provide a brief narrative covering any significant events which occurred this past month.**

   See Attachment 1 hereto.

4. **List the face value of accounts receivable as of the date that the bankruptcy was filed:** $ 9,616,327.18*.
   What amount of these receivables is considered uncollectible? **$ 1,890,615 (over 90 days)*.**

* Certain construction related customers have a claimed right to withhold payment to the estate and pay certain vendors directly. The impact of this has not been reflected here or in accounts payable.

5. **If assets have been sold this month in other than the ordinary course of business, provide the following information:**

   a. **asset(s) sold:** $ -

   b. **date of sale:** ________

   c. **sales price:** $ -

   d. **net amount received:** $ -

6. List payments made to principals, executives or insiders (this includes draws or cash withdrawals by individuals or partners, dividends, lease payments on property owned by insider, loans, gross salaries, etc.)

Payee Name	Position	Amount	Explanation
N/A			
N/A			

7. Schedule of insurance coverage.

Type of Policy	Expiration Date
Filed 12/31/03	

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place.

No

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate.

The Company has obtained coverage through the December 31, 2006 for general liability, workers compensation and automobile liability.

8. Schedule of changes in personnel.

	Full Time	Part Time
a. Total number of employees at beginning of this period. (September 30, 2006)	2	0
b. Number hired during this period.	0	0
c. Number terminated or resigned.	0	0
d. Total number of employees on payroll at the end of the period. (October 31, 2006)	2	0

October 27, 2006 05:11 PM Eastern Time

Frankfort Tower Industries, Inc. Obtains Favorable Ruling on Liability in Court Battle over Termination of Asset Purchase Agreement

LAFAYETTE, Ind.--(BUSINESS WIRE)--Frankfort Tower Industries, Inc., f/k/a ROHN Industries, Inc. (Pink Sheets:FFTIQ), a former provider of infrastructure equipment to the telecommunications industry, announced today that the Supreme Court for the State of Delaware issued an appellate decision in its favor with respect to a claim brought by the Company as a result of the termination of an asset purchase agreement.

As previously reported, the Company and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Indiana in September 2003 thereby initiating Case No. 03-17287. Prior to the bankruptcy filing, the Company and certain of its subsidiaries filed a complaint in the Superior Court for the State of Delaware, under Case No. 03C-04-134(SCD), for damages against Platinum Equity LLC, a California based private equity firm, and PFrank LLC, a special purpose entity formed by Platinum. The lawsuit alleged breach of contract and breach of guaranty for termination of an asset purchase agreement relating to a proposed sale of substantially all of the Company's assets in 2002.

On November 22, 2005, the Superior Court for the State of Delaware found that Platinum had properly terminated the agreement because Platinum subjectively believed in good faith that it would incur a material asbestos-related liability. The Company appealed to the Supreme Court for the State of Delaware, which held that there was no objective basis in law or fact for Platinum's termination of the asset purchase agreement and remanded the matter to the Delaware Superior Court to enter judgment in favor of the Company and to make a determination as to damages.

The Company will continue to strongly assert all rights to damages relating to this litigation. Any proceeds ultimately obtained by the Company would be applied according to the Chapter 11 Plan of Liquidation previously approved by the Bankruptcy Court.

The Bankruptcy Administrative Officer appointed by the Bankruptcy Court believes that the Delaware Supreme Court's decision improves the possibility that there will be sufficient amounts available to satisfy the claims of the Company's creditors and make some distributions to its shareholders, but there can be no assurance that such amounts will be available or that any such distribution will be made.

Cautionary Note Regarding Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, particularly under the Bankruptcy Officer's outlook above. When used in this news release, the words "believes," "anticipates," "expects," "plans" and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, such forward-looking statements are subject to a number of risks and uncertainties, and the Company can provide no assurances that such plans, intentions or expectations will be achieved.

All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. All forward-looking statements speak only to the respective dates on which such statements are made and the Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

It is not possible to anticipate and list all risks and uncertainties that my affect the future of the Company; however, they include, but are not limited to, the following:

- the decision of the Delaware Superior Court concerning the determination of damages;
- the actions and decisions of creditors and other third parties with interests in our Chapter 11 proceedings; and

Attachment 1

- our ability to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted from time to time.

Contacts

For Frankfort Tower Industries, Inc.
Horace Ward, 205-422-9726

BusinessWire